PROSPECTUS
January 31, 1995 As Revised September 30, 1995

CALVERT WORLD VALUES FUND, INC.
GLOBAL EQUITY FUND
4550 Montgomery Avenue, Bethesda, Maryland 20814

INVESTMENT OBJECTIVE

The investment objective of Calvert World Values Fund, Inc., Global Equity Fund (the "Fund") is to achieve a high total return consistent with reasonable risk, by investing primarily in a globally diversified portfolio of equity securities. To the extent possible, investments are made in enterprises that make a significant contribution to our global society through their products and services and through the way they do business. In particular, the Fund intends to invest a part of its assets in companies with strong interest in the environment, human rights and health care. Investments must satisfy both the financial and social criteria of the Fund.

PURCHASE INFORMATION

The Fund offers two classes of shares, each with different expense levels and sales charges. You may choose to purchase (i) Class A shares, with a sales charge imposed at the time you purchase the shares ("front-end sales charge"); or (ii) Class C shares which impose neither a front-end sales charge nor a contingent deferred sales charge. Class C shares are not available through all dealers. Class C shares have a higher level of expenses than Class A shares, including higher Rule 12b-1 fees. These alternatives permit you to choose the method of purchasing shares that is most beneficial to you, depending on the amount of the purchase, the length of time you expect to hold the shares, and other circumstances. See "Alternative Sales Options" for further details.

ADVISORS

Calvert Asset Management Company, Inc. is the Fund's Advisor, responsible for overall management and supervision of the Fund's investment and day-to-day management. Murray Johnstone International, Ltd. is the Fund's Sub-Advisor, responsible for asset allocation and selection of the specific investments for the Fund. See "Management of the Fund."

TO OPEN AN ACCOUNT

Call your broker, or complete and return the enclosed Account Application. Minimum initial investment is $2,000 (may be lower for certain retirement plans).

ABOUT THIS PROSPECTUS

Please read this Prospectus before investing. It is designed to provide you with information you ought to know before investing and to help you decide if the Fund's goals match your own. Keep this document for future reference.

A Statement of Additional Information (dated January 31, 1995) for the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference. This free Statement is available upon request from the Fund:
800-368-2748.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. WHEN INVESTORS SELL SHARES OF THE FUND, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY PAID.

================================================================================

FUND EXPENSES

                                             Class A      Class C

A.  Shareholder Transaction Costs
    Maximum Front-End Sales Charge on        4.75%         None
    Purchases (as a percentage of offering
    price)
    Contingent Deferred Sales Charge         None          None

B.  Annual Fund Operating Expenses<F1>
    Fiscal Year 1994
    (as a percentage of net assets, net of
    any applicable expense
    reimbursement/fee waiver)
    Management Fees                          1.10%         1.10%
    Rule 12b-1 Service and Distribution Fees
                                             0.25%         1.00%
    Other Expenses                           0.64%         1.72%
    Total Fund Operating Expenses            1.99%         3.82%

<F1>Expense ratios for Class A shares have been restated to reflect expenses anticipated for the current fiscal year.



C. Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:



                              1 Year    3 Years      5 Years     10 Years

Class A (Assumes payment
of maximum initial sales        $67      $107         $150         $268
charge at time of purchase.)

Class C                         $38      $117         $197         $405

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund would bear directly (shareholder transaction costs) or indirectly
(annual fund operating expenses).

A. Shareholder Transaction Costs are charges you pay when you buy or sell shares of the Fund. See "Reduced Sales Charges" at Exhibit A to see if you qualify for possible reductions in the sales charge. If you request a wire redemption of less than $1,000, you will be charged a $5 wire fee.

B. Annual Fund Operating Expenses. Management Fees are paid by the Fund to Calvert Asset Management Company, Inc. ("Investment Advisor") for managing the Fund's investments and business affairs. Management fees include the Sub-Advisory fee paid by the Investment Advisor to Murray Johnstone International, Ltd., ("Sub-Advisor"), and the Administrative Service fee paid to Calvert Administrative Services Company. The Fund incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the Fund's daily share price and are not charged directly to individual shareholder accounts. Please refer to "Management of the Fund" for further information. The Advisor may voluntarily defer fees or assume expenses of the Fund. For the year ended September 30, 1994, no fees were waived and $4,980 of expenses were reimbursed for Class C Shares. The Investment Advisory Agreement provides that the Advisor may later, to the extent permitted by law, recapture any fees it deferred or expenses it assumed during the two prior years; provided, however, that total Annual Fund Operating Expenses for Class A shall not exceed 2.00% of average net assets during any year in which the Advisor elects to exercise the recapture provision. During the 1994 fiscal year, the Advisor recaptured $45,532 of fees it had deferred in 1992 from Class A Shares. The above table reflects these agreements.

The Fund's Rule 12b-1 fees include an asset-based sales charge. Thus, it is possible that long-term shareholders in the Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

C. Example of Expenses. The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses and return may be higher or lower than those shown.

================================================================================
FINANCIAL HIGHLIGHTS

The following table provides information about the financial history of the Fund's Class A and C shares. It expresses the information in terms of a single share outstanding for the Fund throughout each period. The table has been audited by Coopers & Lybrand, independent accountants, whose report on the period from July 2, 1992 (commencement of operations) through September 30, 1994 is included in the Annual Report to Shareholders of the Fund. The table should be read in conjunction with the financial statements and their related notes. The Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information.



                                                        Class C Shares
                                                        From Inception (March 1,
                                                        1994) To Sept. 30, 1994

Net Asset Value, Beginning of Period                          $18.24

Income from investment operations
Net investment income                                         (.06)
Net realized and unrealized gain (loss) on investments
                                                              (.32)
Total from investment operations                              (.38)

Distributions to shareholders
Distributions from net investment income                      --
Distributions in excess of net investment income              --

Distribution from capital gains                               --
Total Distributions                                           --

Total increase (decrease) in net asset value                  (.38)

Net asset value, end of period                                $17.86

Total return<F2>                                                 (1.27)%

Ratio of expenses to average net assets                       3.32%(a)

Ratio of net income to average net assets                     (1.16)%(a)

Increase reflected in above net investment income ratios due
to expense reimbursement                                      .50%(a)

Portfolio Turnover                                            78%

Net assets, end of period                                     $3,620,045

Number of shares outstanding at end of period (in thousands)
                                                              203

<F2>Total return does not reflect deduction of Class A front-end sales charge.
(a) Annualized

================================================================================

                                                          Class A Shares
                                                          Year Ended Sept. 30,
                                                               1994

Net Asset Value, Beginning of Period                            $16.35

Income from investment operations
Net investment income                                           --
Net realized and unrealized gain (loss) on investments
                                                                2.14
Total from investment operations                                2.14

Distributions to shareholders
Distributions from net investment income                        (.03)
Distributions in excess of net investment income
                                                                (.04)
Distribution from capital gains                                 (.43)
Total Distributions                                             (.50)

Total increase (decrease) in net asset value                    1.64

Net asset value, end of period                                  $17.99

Total return<F2>                                                13.44%

Ratio of expenses to average net assets                         1.96%

Ratio of net income to average net assets                       (.04)%

Increase reflected in above net investment income ratio due
to expense reimbursement                                        (.04)%

Portfolio Turnover                                              78%

Net assets, end of period                                       $175,543,369

Number of shares outstanding at end of period (in thousands)
                                                                9,755

<F2>Total return does not reflect deduction of Class A front-end sales charge.
(a) Annualized

================================================================================

                                                              Class A Shares


                                                            Year Ended Sept. 30,
                                                            1993
                                                            ====================

Net Asset Value, Beginning of Period                          $14.31

Income from investment operations
Net investment income                                         .08
Net realized and unrealized gain (loss) on investments
                                                              2.04
Total from investment operations                              2.12

Distributions to shareholders
Distributions from net investment income                      (.05)
Distribution from capital gains                               (.03)
Total Distributions                                           (.08)

Total increase (decrease) in net asset value                  2.04

Net asset value, end of period                                $16.35

Total return<F3>                                              14.95%

Ratio of expenses to average net assets                       1.50%

Ratio of net income to average net assets                     .80%

Increase reflected in above net investment income ratio due
to expense reimbursement                                      .20%

Portfolio turnover                                            35%

Net assets, end of period                                     $54,280,381

Number of shares outstanding at end of period (in thousands)
                                                              3,319

<F3>Total return does not reflect deduction of Class A front-end sales charge.
(a) Annualized

================================================================================

                                                      From Commencement of
                                                      Operations (July 2, 1992)
                                                      through Sept. 30, 1992
                                                      ==========================

Net Asset Value, Beginning of Period                   $15.00

Income from investment operations
Net investment income                                  .02
Net realized and unrealized gain (loss) on investments
                                                       (.71)
Total from investment operations                       (.69)

Distributions to shareholders
Distributions from net investment income               --
Distribution from capital gains                        --
Total Distributions                                    --

Total increase (decrease) in net asset value           (.69)

Net asset value, end of period                         $14.31

Total return<F3>                                       (4.60)%

Ratio of expenses to average net assets                1.01%(a)

Ratio of net income to average net assets              1.23%(a)

Increase reflected in above net investment income ratio
to expense reimbursement                               .60%(a)

Portfolio turnover                                     --

Net assets, end of period                              $8,439,650

Number of shares outstanding at end of period
  (in thousand)                                           590


<F3>Total return does not reflect deduction of Class A front-end sales charge.
(a) Annualized

================================================================================
INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund seeks to provide a high total return consistent with reasonable risk by investing primarily in a globally diversified portfolio of equity securities. All investments are screened for financial and social criteria. There is, of course, no assurance that the Fund will be successful in meeting its objective.

Under normal circumstances, the Fund will invest at least 65% of its assets in equity securities.

The Fund will invest primarily in common stocks of established foreign and U.S. companies believed by the Sub-Advisor to have potential for capital growth, income or both. Companies are considered established if their securities are traded on a recognized stock exchange. However, the Fund may invest in any other type of security including, but not limited to, convertible securities, preferred stocks, bonds, notes and other debt securities of companies, (including Euro-currency instruments and securities) or of any international agency (such as the Asian Development Bank or Inter-American Development Bank) or obligations of domestic or foreign governments and their political subdivisions, and in foreign currency transactions. See "Debt Obligations." The Fund may establish and maintain reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, U.S. and foreign government and agency obligations, and obligations of supranational entities, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. Any money market instruments will be rated at least A-2/P-2 or better by a nationally recognized statistical rating organization such as Standard and Poor's or Moody's, or, if unrated, determined by the Advisor or Sub-Advisor to be of equivalent credit quality. The Fund may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes. (See "Investment Techniques and Risks.")

Under normal circumstances, the Fund will invest at least 65% of its assets in the securities of issuers in no less than three countries, one of which may be the USA.

The Fund makes investments in various countries. Under normal circumstances, business activities in a number of different foreign countries will be represented in the Fund's investments. The Fund may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Sub-Advisor poses no unique investment risk. The Sub-Advisor considers an investment in a given foreign country to have "no unique investment risk" if the Fund's investment in that country is not disproportionate to the relative size of the country's market versus the Morgan Stanley Capital International Europe-Far East-Asia (EFEA) or World Index or other comparable index, and if the capital markets in that country are mature, and of sufficient liquidity and depth. Under exceptional economic or market conditions, the Fund may invest substantially all of its assets in only one or two countries, or in U.S. government obligations or securities of companies incorporated in and having their principal activities in the U.S.

The Sub-Advisor considers several factors in determining the various countries in which to invest.

In determining the appropriate distribution of investments among various countries and geographic regions, the Sub-Advisor ordinarily will consider the following factors: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the global investor. The Fund may make investments in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A country is considered to be a developing country if it is not included in the Morgan Stanley Capital International World Index. Examples of developing countries would currently include countries such as Argentina, Brazil, Indonesia, Taiwan, Mexico, Turkey, Chile, India, and Korea. Investing in developing countries often involves risk of high inflation, high sensitivity to commodity prices, and government ownership of the biggest industries in that country. Investing in developing countries also involves a higher probability of occurrence of the risks of investing in foreign securities in general, including but not limited to, less financial information available, relatively illiquid markets, and the possibility of adverse government action (see "Risk Factors" below). No more than 30% of the Fund's net assets may be invested in the securities of issuers located in developing countries. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher long-term rates of return to investors. The Sub-Advisor believes that these characteristics may be expected to continue in the future.

Generally, the Fund will not trade in securities for short-term profits, but, when circumstances warrant, securities may be sold without regard to the length of time held.

Debt obligations

Although the Fund invests primarily in equity securities, it may invest up to 35% of its net assets in debt securities, excluding money market instruments. Of this, at least 30% will be of the highest credit quality available (rated AAA or Aaa by Standard & Poor's (S&P) or Moody's, respectively, or if not rated by S&P or Moody's, then determined by the Sub-Advisor to be of equivalent credit quality). All fixed income instruments are subject to interest-rate risk; that is, when market interest rates rise, the current principal value of a bond will decline. The remaining 5% of Fund assets that may be invested in debt securities may be rated lower than AAA or Aaa, but in no event lower than BBB or Baa, or, if unrated, then determined by the Sub-Advisor to be of equivalent credit quality. The Sub-Advisor does not intend to purchase any bonds rated lower than AAA unless the instrument provides an opportunity to invest in an attractive company in which an equity investment is not currently available or desirable.

The Fund will not buy any bonds rated less than investment grade. If a change in credit quality after acquisition by the Fund causes the bond to no longer be investment grade, the Sub-Advisor, will generally dispose of the bond if necessary to keep its holdings, if any, of such bonds to 5% or less of the Fund's assets. See the Statement of Additional Information, "Credit Quality" and "Appendix--Corporate Bond and Commercial Paper Ratings" for more information on bond ratings and credit quality.

Foreign Government Securities

The Sub-Advisor may from time to time invest in the debt instruments of foreign sovereign governments. These may include short-term treasury bills, notes and long-term bonds, and will only be considered for investment by the Fund if they have the full guarantee of the government in question. The Sub-Advisor will not invest in foreign government securities with a rating by Moody's Investors Services lower than AA2.

RISK FACTORS

An investment in the Fund is subject to various risks. The net asset value will fluctuate in response to changes in market conditions and the value of the Fund's portfolio investments. The Fund's use of certain investment techniques, such as foreign currency options, involve special risks. See "Investment Techniques and Related Risks."

There are substantial and different risks involved in investing in foreign securities. You should consider these risks carefully. For example, there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S.

Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be returned to the country of origin, based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connections with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as those in the U.S. In most foreign markets volume and liquidity are less than in the U.S. and, at times, volatility of price can be greater than that in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The Fund is not aware of any investment or exchange control regulations which might substantially impair the operations of the Fund as described, although this could change at any time.

For many foreign securities, there are U.S. dollar-denominated American Depository Receipts ("ADRs"), which are traded in the U.S. on exchanges or over the counter and are generally sponsored and issued by domestic banks. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of a foreign corporation. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund can avoid currency risks and some liquidity risks during the settlement period for either purchases or sales. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. In general, there is a large, liquid market in the U.S. for many ADRs. The Fund may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

The dividends and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders. You should understand that the expense ratio of the Fund can be expected to be higher than those of investment companies investing only in domestic securities since the costs of operations are higher.

INVESTMENT TECHNIQUES and RELATED RISKS

The Fund may write covered call options and purchase call and put options on securities and security indices, and may write secured put options and enter into option transactions on foreign currency. It may also engage in transactions in financial futures contracts and related options for hedging purposes, and invest in repurchase agreements. These investment techniques and the related risks are summarized below and are described in more detail in the Statement of Additional Information.

Writing (Selling) Call and Put Options

A call option on a security, security index or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security, index or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option on an individual security or foreign currency has the obligation to sell the underlying security or currency at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are to be made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period.

Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index. The Fund may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts or if required under regulations of state securities administrators.

The Fund may write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Fund's ability to close out options it has written.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Fund's ability to close out options it has written.

Purchasing Call and Put Options, Warrants and Stock Rights

The Fund may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund may invest in call and put options whenever, in the opinion of the Advisor or Sub-Advisor, a hedging transaction is consistent with its investment objectives. The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Fund may lose the premium it paid plus transaction costs.

Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security rather than an option writer, and they generally have longer expiration dates than call options. The Fund may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.

Financial Futures and Related Options

The Fund may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of their portfolio securities or securities which they intend to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below and are described more fully in the Statement of Additional Information.

Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. (See "Foreign Currency Transactions.") A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

The Fund may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange or board-traded put and call options on financial futures contracts. It will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Fund will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company.

Closing out a Futures Position -- Risks

The Fund may close out its position in a futures contract or an option on a futures contract only by entering into an offsetting transaction on the exchange on which the position was established and only if there is a liquid secondary market for the futures contract. If it is not possible to close a futures position entered into by the Fund, the Fund could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. The inability to close futures or options positions could have an adverse effect on the Fund's ability to hedge effectively. There is also risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract. The success of a hedging strategy depends on the Sub-Advisor's ability to predict the direction of interest rates and other economic factors. The correlation is imperfect between movements in the prices of futures or options contracts, and the movements of prices of the securities which are subject to the hedge. If the Fund used a futures or options contract to hedge against a decline in the market, and the market later advances (or vice-versa), the Fund may suffer a greater loss than if it had not hedged.

Foreign Currency Transactions

The value of the Fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the Advisor or the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market values of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, it would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund may have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Repurchase agreements

Repurchase agreements are arrangements under which the Fund buys securities and the seller simultaneously agrees to repurchase the securities at a specified time and price. The Fund may engage in repurchase agreements to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Fund's Board of Directors. In addition, the Fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year, and are considered illiquid if not terminable within seven days.

The Fund may lend its portfolio securities.

The Fund may lend its portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned from the Fund will not exceed 10% of the Fund's assets. Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills; the amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Fund will make loans of its portfolio securities only to those firms the Advisor or Sub-Advisor deems creditworthy and only on such terms the Advisor or Sub-Advisor believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund. The Fund will realize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

The Fund's investment objective and those policies set forth as fundamental investment restrictions may not be changed without shareholder approval. The Fund's Statement of Additional Information describes additional policies and restrictions concerning the portfolio investments of the Fund.

High Social Impact Investments

The Fund has adopted a non-fundamental policy that permits it to invest up to three percent of its assets in investments in securities that offer a rate of return below the then prevailing market rate and that present attractive opportunities for furthering the Fund's social criteria ("High Social Impact Investments"). In applying this restriction, the percentage of assets in such securities shall be based upon the aggregate cumulative value at the time of the respective acquisitions of such securities currently held by the Fund. Such securities are typically illiquid and unrated and generally considered non-investment grade debt securities which involve a greater risk of default or price decline than investment-grade securities. Through diversification and credit analysis and limited maturity, investment risk can be reduced, although there can be no assurance that losses will not occur.

Special Equities and Private Placements

Due to the particular social objective of the Fund, opportunities may exist to promote especially promising approaches to social goals through privately placed investments. The Special Equities Committee of the Board of Directors identifies, evaluates, and selects these investments, subject to ratification by the Board. The private placement investments undertaken by the Fund, if any, may be subject to a high degree of risk. Such investments may involve relatively small and untried enterprises that have been selected in the first instance because of some attractive social objectives or policies.

Many private placement investments have no readily available market and may therefore be considered illiquid. Fund investments in private placements and other securities for which market quotations are not readily available are valued at fair market value as determined by the Advisor or Sub-Advisor under the direction and control of the Board.

SOCIAL SCREENS

The Fund carefully reviews company policies and behavior regarding social issues important to global quality of life:

-environment
-human rights
-nuclear energy
-weapons systems
-alcohol/tobacco
-health care.

The Fund currently observes the following operating policies which may be changed by the Fund's Board of Directors without shareholder approval: (1) the Fund actively seeks to invest in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving and enhancing our natural environment through their operations and products, and avoiding companies with poor environmental records; (2) the Fund will not invest in issuers which the Advisor or Sub-Advisor ascertains contribute to human rights abuses in other countries; (3) the Fund will not invest in producers of nuclear power or nuclear weapons, or companies with more than 10% of revenues derived from the production or sale of weapons systems; and (4) the Fund will not invest in companies which derive more than 10% of revenues from the production of alcohol or tobacco products, and actively seeks to invest in companies whose products or services improve the quality of or access to health care, including public health and preventative medicine.

The Fund believes that there are long-term benefits inherent in an investment philosophy that demonstrates concern for the environment, human rights, economic priorities, and international relations. Those enterprises which exhibit a social awareness measured in terms of the above attributes and considerations should be better prepared to meet future societal needs for goods and services. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to provide a positive return to both investors and society as a whole.

TOTAL RETURN

The Fund may advertise total return for each class. Total return is based on historical results and is not intended to indicate future performance.

Total return is calculated separately for each class. It includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. The total return of a class shows its overall change in value, including changes in share price and assuming all of the class' dividends and capital gain distributions are reinvested. A cumulative total return reflects the class' performance over a stated period of time. An average annual total return reflects the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. Both types of total return usually will include the effect of paying the front-end sales charge, in the case of Class A shares. Of course, total returns will be higher if sales charges are not taken into account. Quotations of "overall return" do not reflect deduction of the sales charge. You should consider overall return figures only if you qualify for a reduced sales charge, or for purposes of comparison with comparable figures which also do not reflect sales charge, such as mutual fund averages compiled by Lipper Analytical Services, Inc. ("Lipper"). Further information about the Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge.

MANAGEMENT OF THE FUND

The Fund's Board of Directors supervises the Fund's activities and reviews its contracts with companies that provide it with services.

The Fund is a series of Calvert World Values Fund, Inc., an open-end diversified management investment company organized as a Maryland corporation on February 14, 1992. The other series of Calvert World Values Fund, Inc. is Calvert Capital Accumulation Fund.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share of the Fund you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

Calvert Asset Management serves as Advisor to the Fund.

Calvert Asset Management Company, Inc. (the "Advisor") is the Fund's investment advisor. The Advisor provides the Fund with investment supervision and management, administrative services and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Directors who are affiliated persons of the Advisor. The Advisor may also assume and pay certain advertising and promotional expenses of the Fund and reserves the right to compensate broker-dealers in return for their promotional or administrative services. The Fund pays all other operating expenses as noted in the Statement of Additional Information.

The Fund's organizational expenses in the amount of $52,847 were advanced to the Fund by the Advisor. These expenses are being amortized over a sixty-month period which commenced on July 2, 1992. In the event that the Fund liquidates before the deferred organization expenses are fully amortized, the Advisor shall bear such unamortized deferred organization expenses.

The Advisor serves as investment advisor to six other registered investment companies in the Calvert Group of Funds: First Variable Rate Fund for Government Income; Calvert Tax-Free Reserves; Calvert Cash Reserves (doing business as Money Management Plus); Calvert Social Investment Fund; Calvert Municipal Fund, Inc.; and The Calvert Fund. The Advisor also serves as investment advisor to Acacia Capital Corporation, a registered investment company whose shares are sold to insurance companies to fund the benefits under certain variable annuity and variable life insurance policies.

Portfolio Manager

Investment selections for the Global Equity Fund are made by the Sub-Advisor, Murray Johnstone International, Ltd. Andrew Preston, Portfolio Manager, studied at Melbourne University in Australia and Ritsumeikan University in Japan prior to working for the Australian Department of Foreign Affairs. He joined Murray Johnstone in 1985 as an analyst in the U.K. and U.S. departments, became Fund Manager in the Japanese Department, played a prominent role in the establishment and operation of Yamaichi-Murray Johnstone, and then began to support Murray Johnstones growing U.S. business.

Calvert Group is one of the largest investment management firms in the Washington, D.C. area.

Calvert Group, Ltd., parent of the Fund's investment advisor, transfer agent, and distributor, is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. Calvert Group is one of the largest investment management firms in the Washington, D.C. area. Calvert Group, Ltd. and its subsidiaries are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of December 31, 1994, Calvert Group managed and administered assets in excess of $4.2 billion and more than 200,000 shareholder and depositor accounts.

Murray Johnstone International, Ltd. is the Fund's Sub-Advisor.

Murray Johnstone International, Ltd. (the "Sub-Advisor") is the Sub-Advisor to the Fund. Its principal business office in the U.S. is 875 N. Michigan Avenue, Suite 3415, Chicago, Illinois 60611. The Sub-Advisor manages the investment and reinvestment of the assets of the Fund, although the Advisor may manage the U.S. dollar portion of the Fund's cash reserves. The Advisor will continuously monitor and evaluate the performance and investment style of the Sub-Advisor. The Sub-Advisor is a wholly-owned subsidiary of United Asset Management Company.

The Advisor receives a fee based on a percentage of the Fund's assets. From this, it pays the Sub-Advisor.

The Investment Advisory Agreement between the Fund and the Advisor provides that the Advisor is entitled to an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets up to $250 million, 0.975% of the next $250 million, and 0.925% on assets in excess of $500 million. The Advisor may in its discretion defer its fees or assume the Fund's operating expenses. For the year ended September 30, 1994, no fees were waived and expenses equal to 0.50% of the Class C average daily net assets were reimbursed for Class C Shares. The Investment Advisory Agreement provides that the Advisor may later, to the extent permitted by law, recapture any fees it deferred, or expenses it assumed during the two prior years. During the 1994 fiscal year, the Advisor recaptured fees it had deferred in 1992 from Class A Shares, equal to 0.04% of current year average daily net assets.

The Investment Sub-Advisory Agreement between the Advisor and the Sub-Advisor provides that the Sub-Advisor is entitled to a sub-advisory fee of 0.45% of the Fund's average daily net assets managed by the Sub-Advisor up to $250 million, 0.425% on the next $250 million and 0.40% on such assets in excess of $500 million. The Sub-Advisor's fee is paid by the Advisor, not the Fund.

Calvert Administrative Services Company provides administrative services for the Fund.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. For providing such services, CASC receives an annual fee, payable monthly, from the Fund of 0.10% of the Fund's aggregate daily net assets with a minimum fee of $40,000 per year.

Calvert Distributors, Inc. serves as underwriter to market the Fund's shares.

Calvert Distributors, Inc. ("CDI") is the Fund's principal underwriter and distributor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Fund's shares and is responsible for payment of commissions and service fees to broker-dealers, banks, and financial services firms, preparation of advertising and sales literature, and printing and mailing of prospectuses to prospective investors.

The transfer agent keeps your account records.

Calvert Shareholder Services, Inc. is the Fund's transfer, dividend disbursing and shareholder servicing agent.

SHAREHOLDER GUIDE

Opening An Account

You can buy shares of the Fund in several ways.

An account application should accompany this prospectus. A completed and signed application is required for each new account you open, regardless of the method you choose for making your initial investment. Additional forms may be required from corporations, associations, and certain fiduciaries. If you have any questions or need extra applications, call your broker, or Calvert Group at 800-368-2748. Be sure to specify which class you wish to purchase.

To invest in any of Calvert's tax-deferred retirement plans, please call Calvert
Group  at  800-368-2748  to  receive   information  and  the  required  separate
application.

Alternative Sales Options

The Fund offers two classes of shares:

Class A Shares - Front End Load Option

Class A shares are sold with a front-end sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed.

Class C shares - Level Load Option

Class C shares are sold without a sales charge at the time of purchase or redemption.

Class C shares have higher expenses

The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act. Payments under the Class A Distribution Plan are limited to 0.35% annually of the average daily net asset value of Class A shares. The Class C Distribution Plan provides for the payment of an annual distribution fee to CDI of up to 0.75%, plus a service fee of up to 0.25%, for a total of 1.00% of the average daily net assets attributable to Class C.

Considerations for deciding which class of shares to buy

Income distributions for Class A shares will probably be higher than those for Class C shares, as a result of the distribution expenses described above. (See also "Yield and Total Return.") You should consider Class A shares if you qualify for a reduced sales charge under Class A. Other factors affecting the class decision include the amount of the purchase or if you plan to hold the shares for several years.

Class A Shares

Class A shares are offered at net asset value plus a front-end sales charge as follows:
                                                                  Concession to
                                                                  Dealers as a %
                                As a % of         As a % of Net    of Amount
                                Offering Price    Amount Invested   Invested
     Amount of Investment
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Less than $50,000                  4.75%             4.99%         4.00%
 $50,000 but less than $100,000     3.75%             3.90%         3.00%
 $100,000 but less than $250,000    2.75%             2.83%         2.25%
 $250,000 but less than $500,000    1.75%             1.78%         1.25%
 $500,000 but less than $1,000,000  1.00%             1.01%         0.80%
 $1,000,000 and over                0.00%             0.00%         0.25%*


*For new investments (new purchases but not exchanges) of $1 million or more a broker-dealer will have the choice of being paid a finder's fee by CDI in one of the following methods: (1) CDI may pay broker-dealer, on a monthly basis for 12 months, an annual rate of 0.30%. Payments will be made monthly at the rate of 0.025% of the amount of the investment, less redemptions; or (2) CDI may pay broker-dealers 0.25% of the amount of the purchase; however, CDI reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all of the shares from the Fund within thirteen months of the time of purchase.

Sales charges on Class A shares may be reduced or eliminated in certain cases. See Exhibit A to this prospectus.

The sales charge is paid to CDI, which in turn normally reallows a portion to your broker-dealer. Upon written notice to dealers with whom it has dealer agreements, CDI may reallow up to the full applicable sales charge. Dealers to whom 90% or more of the entire sales charge is reallowed may be deemed to be underwriters under the Securities Act of 1933

In addition to any sales charge reallowance or finder's fee, your broker-dealer, or other financial service firm through which your account is held, currently will be paid periodic service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares held in accounts maintained by that firm.

Class A Distribution Plan

The Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan"), which provides for payments at a maximum annual rate of 0.35% of the average daily net asset value of Class A shares, to pay expenses associated with the distribution and servicing of Class A shares. Amounts paid by the Fund to CDI under the Class A Distribution Plan are used to pay to dealers and others, including CDI salespersons who service accounts, service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares, and to pay CDI for its marketing and distribution expenses, including, but not limited to, preparation of advertising and sales literature and the printing and mailing of prospectuses to prospective investors. During the fiscal year ended September 30, 1994, the Fund paid Class A Distribution Plan expenses of 0.25% of average net assets.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Directors or by vote of a majority of the outstanding voting shares of the respective class.

Class C Shares

Class C shares are not available through all dealers. Class C shares are offered at net asset value, without a front-end sales charge or a contingent deferred sales charge. Class C expenses are higher than those of Class A.

Class C Distribution Plan

The Fund has adopted a Distribution Plan with respect to its Class C shares (the "Class C Distribution Plan"), which provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares, to pay expenses of the distribution and servicing of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used by CDI to pay dealers and other selling firms dealer-paid quarterly compensation at an annual rate of up to 0.75%, plus a service fee, as described above under "Class A Distribution Plan," of up to 0.25%, of the average daily net asset value of each share sold by such others. For the fiscal year ended September 30, 1994, the Fund paid Class C Distribution Plan expenses of 1.00% of average net assets.

Arrangements with Broker-Dealers and Others

CDI may also pay additional concessions, including non-cash promotional incentives, such as merchandise or trips, to dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund and/or shares of other funds underwritten by CDI. CDI may make expense reimbursements for special training of a dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Eligible marketing and distribution expenses may be paid pursuant to the Fund's Rule 12b-1 Distribution Plan.

Dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

HOW TO BUY SHARES
(BE SURE TO SPECIFY WHICH CLASS YOU ARE BUYING)

Method       Initial investment                    Additional Investments

By Mail      $2,000 minimum                        $250 minimum

             Please make your check                Please make your check
             payable to the Fund and               payable to the Fund and
             mail it with your                     mail it with your
             application to:                       investment slip to:

             Calvert Group                         Calvert Group
             P.O. Box 419544                       P.O. Box 419544
             Kansas City, MO 64141-6544            Kansas City, MO 64141-6544

By Registered, Certified, or Overnight Mail:         Calvert Group
                                                     c/o NFDS, 6th Floor
                                                     1004 Baltimore
                                                     Kansas City, MO 64105-1807

Through
Your Broker  $2,000 minimum                        $250 minimum

At the Calvert           Visit the Calvert Branch Office to make investments by
Branch Office            check. See the back cover page for the address.

FOR ALL OPTIONS BELOW, PLEASE CALL YOUR BROKER OR CALVERT GROUP AT 800-368-2745

By Exchange  $2,000 minimum                        $250 minimum
(From your account in another Calvert Group fund)

When opening an account by exchange, your new account must be established with the same name(s), address and taxpayer identification number as your existing

Calvert account.
By Bank
Wire         $2,000 minimum                        $250 minimum

By Calvert
Money        Not Available                         $50 minimum
Controller*                                        for Initial Investment

*Please allow sufficient time for Calvert Group to process your initial request for this service, normally 10 business days. The maximum transaction amount is $300,000, and your purchase request must be received by 4:00 p.m. Eastern time.

NET ASSET VALUE

Net asset value, or "NAV," refers to the worth of one share. NAV is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of each class will vary daily based on the market values of its investments. This value is calculated at the close of the Fund's business day, which coincides with the closing of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Fund is open for business each day the New York Stock Exchange is open. All purchases of Fund shares will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

Fund securities and other assets are valued based on market quotations, except that securities maturing within 60 days are valued at amortized cost. If quotations are not available, securities are valued by a method that the Board of Directors believes accurately reflects fair value. Securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges (See the Statement of Additional Information -- "Determination of Net Asset Value") relating to the valuation of foreign securities. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollars as last quoted by any recognized dealer.

WHEN YOUR ACCOUNT WILL BE CREDITED

Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.

Your purchase will be processed at the next offering price based on the next net asset value calculated after your order is received and accepted. If your purchase is made by federal funds wire, or exchange, and is received by 4:00 p.m. (Eastern time), your account will be credited on the day of receipt. If your purchase is received after 4:00 p.m. Eastern time, it will be credited the next business day. All your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check does not clear, your purchase will be cancelled and you will be charged a $10 fee plus costs incurred by the Fund. When you purchase by check or with Calvert Money Controller, the Fund can hold payment on redemptions until it is reasonably satisfied that the investment is collected (normally 10 business days from purchase date). To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee.

Certain financial institutions or broker-dealers which have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be held liable for resulting fees or losses.

EXCHANGES

You may exchange shares of the Fund for shares of the same class of other Calvert Group Funds.

If your investment goals change, the Calvert Group Family of Funds has a variety of investment alternatives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds. The exchange privilege is a convenient way to buy shares in other Calvert Group Funds in order to respond to changes in your goals or in market conditions. However, the Fund is intended as a long-term investment and not for frequent short-term trades. Before you make an exchange from a Fund, please note the following:

Call your broker or a Calvert representative for information and a prospectus for any of Calvert's other Funds registered in your state. Read the prospectus of the Fund into which you want to exchange for relevant information, including class offerings. The exchange privilege is only available in states where shares of the fund into which you want to exchange are registered for sale.

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction.

Complete and sign an application for an account in that fund, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if you have not declined telephone transaction privileges and the shares are not in certificate form. See "Selling Your Shares" and "How to Sell Your Shares-- By Telephone, and--By Exchange to Another Calvert Group Fund."

Shares on which you have already paid a sales charge at Calvert Group and shares acquired by reinvestment of dividends or distributions may be exchanged into another fund at no additional charge.

Shareholders (and those managing multiple accounts) who make two purchases and two exchange redemptions of shares of the same fund during any 6-month period will be given written notice that they may be prohibited from making additional investments. This policy does not prohibit a shareholder from redeeming shares of the Fund, and does not apply to trades solely among money market funds.

The Fund reserves the right to terminate or modify the exchange privilege in the future upon 60 days' written notice.

OTHER CALVERT GROUP SERVICES

Calvert Information Network

24 hour yield and prices

Calvert Group has a round-the-clock telephone service that lets existing customers use a push button phone with tone capabilities to obtain prices, performance information, account balances, and authorize certain transactions.

Calvert Money Controller

Calvert Money Controller eliminates the delay of mailing a check or the expense of wiring funds. You can request this free service on your application.

This service allows you to authorize electronic transfers of money to purchase or sell shares. You use Calvert Money Controller like an "electronic check" to move money ($50 to $300,000) between your bank account and your account in the Fund with one phone call. Allow one or two business days after the call for the transfer to take place; for money recently invested, allow normal check clearing time (up to 10 business days) before redemption proceeds are sent to your bank. All Calvert Money Controller transaction requests must be received by 4:00 p.m. Eastern time.

You may also arrange systematic monthly or quarterly investments (minimum $50) into your Calvert Group account. After you give us proper authorization, your bank account will be debited to purchase Fund shares. You will receive a confirmation from us for these transactions, and a debit entry will appear on your bank statement. Share purchases made through Calvert Money Controller will be subject to the applicable sales charge. If you would like to make arrangements for systematic monthly or quarterly redemptions from your Calvert account, call us for a Money Controller Application.

Telephone Transactions

Calvert may record all telephone calls.

If you have telephone transaction privileges, you may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone. You automatically have telephone privileges unless you elect otherwise. The Fund, the transfer agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Optional Services

Complete the "Option" sections of the application for the easiest way to establish services.

The easiest way to establish optional services on your Calvert Group account is to select the options you desire when you complete your account application. If you wish to add other options later, you may have to provide us with additional information and a signature guarantee. Please call your broker or Calvert Investor Relations at 800-368-2745 for further assistance. For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, savings and loan association, credit union, trust company, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public.

Householding of General Mailings

Householding   reduces  Fund   expenses  and  saves  paper  and  trees  for  the
environment.

If you have multiple accounts with Calvert, you may receive combined mailings of some shareholder information, such as semi-annual and annual reports. Please contact Calvert Investor Relations at 800-368-2745 to receive additional copies of information.

Special Services and Charges

The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

If you are purchasing shares of the Fund through a program of services offered by a broker-dealer or financial institution, you should read the program materials in conjunction with this Prospectus. Certain features of the Fund may be modified in these programs, and administrative charges may be imposed for the services rendered.

Tax-Saving Retirement Plans

Contact Calvert Group for complete information kits discussing the plans, and their benefits, provisions and fees.

Calvert Group can set up your new account in the Fund under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Minimums may differ from those listed in the chart on page __. Also, reduced sales charges may apply. See "Exhibit A - Reduced Sales Charges."

Individual retirement accounts (IRAs): available to anyone who has earned income. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

Qualified Profit-Sharing and Money-Purchase Plans (including 401(k) Plans): available to self-employed people and their partners, or to corporations and their employees.

Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations. Salary reduction pension plans (SAR-SEP
IRAs) are also available to employers with 25 or fewer employees.

403(b)(7)  Custodial  Accounts:   available  to  employees  of  most  non-profit
organizations and public schools and universities.

HOW TO SELL YOUR SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next net asset value calculated after your redemption request is received and accepted. See below for specific requirements necessary to make sure your redemption request is accepted. Remember that the Fund may hold payment on the redemption of your shares until it is reasonably satisfied that investments made by check or by Calvert Money Controller have been collected (normally up to 10 business days).

Redemption Requirements To Remember

To ensure acceptance of your redemption request, please follow the procedures described here and below.

Once your shares are redeemed, the proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days. Calvert Money Controller redemptions generally will be credited to your bank account on the first or second business day after your phone call. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

Minimum account balance is $1,000.

Please maintain a balance in your account of at least $1,000, per class. If, due to redemptions, it falls below $1,000, your account may be closed and the proceeds mailed to you at the address of record. You will be given notice that your account will be closed after 30 days unless you make an additional investment to increase your account balance to the $1,000 minimum.

By Mail To:

Calvert Group
P.O. Box 419544
Kansas City, MO
64141-6544

You may redeem available funds from your account at any time by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. Additional requirements, below, may apply to your account. The letter of instruction must be signed by all required authorized signers. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be enclosed with your letter. If you do not have a voided check or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Type of Registration                Requirements

Corporations, Associations          Letter of instruction and corporate
                                    resolution, signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts Letter of instruction signed by the Trustee(s) (as Trustees), with a signature guarantee. (If the Trustee's name is not registered on your account, provide a copy of the trust document, certified within the last 60 days.)

By Telephone

Please call 800-368-2745. You may redeem shares from your account by telephone and have your money mailed to your address of record or wired to an address or bank you have previously authorized. A charge of $5 is imposed on wire transfers of less than $1,000. See "Telephone Transactions" on page ___. If for any reason you are unable to reach the Fund by telephone, whether due to mechanical difficulties, heavy market volume, or otherwise, you may send a written redemption request to the Fund by overnight mail, or, if your account is held through a broker, see "Through Your Broker" below.

Calvert Money Controller

Please allow sufficient time for Calvert Group to process your initial request for this service (normally 10 business days). Your request for a redemption by this service must be received by 4:00 p.m. Eastern time. Accounts cannot be closed by this service.

Exchange to Another Calvert Group Fund

You must meet the minimum investment requirement of the other Calvert Group Fund. You can only exchange between accounts with identical names, addresses and taxpayer identification number, unless previously authorized with a signature-guaranteed letter. See "Exchanges."

Systematic Check Redemptions

If you have an account with a balance of $10,000 or more, you may have up to two
(2) regular monthly or quarterly redemption checks for $100 or more sent to you or another recipient on the 15th of the month. This service must be authorized in advance, with a signature-guaranteed letter.

Through your Broker

If your account is held in your broker's name ("street name"), you should contact your broker directly to transfer, exchange or redeem shares.

DIVIDENDS AND TAXES

Each year, the Fund distributes substantially all of its net investment income and capital gains to shareholders.

Dividends from the Fund's net investment income are declared and paid annually. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net long-term capital gains, if any, are normally declared and paid by the Fund once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes; dividend payments are anticipated to be generally higher for Class A shares.

Dividend Payment Options

Dividends and distributions are automatically reinvested in additional shares, unless on the account application you request to have them paid to you in cash (by check or by Calvert Money Controller). You may also request to have your dividends and distributions from the Fund invested at net asset value ("NAV") in shares of any other Calvert Group Fund. If you choose to have them reinvested in the same Fund, the new shares will be purchased at the NAV (no sales charge) on the reinvest date, which is generally 1 to 3 days prior to the payment date. You must notify the Fund in writing prior to the record date if you want to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

"Buying a Dividend"

At the time of purchase, the share price of the Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable as dividends or capital gains distributions. On the record date for a distribution, the Fund's per share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

The Fund normally distributes all net income and capital gain to shareholders. These distributions are taxable to you regardless of whether they are taken in cash or reinvested. Distributions of dividends and net realized short-term capital gains are taxable as ordinary income; capital gains distributions are taxable as long-term capital gains regardless of how long you have held the shares. Dividends and distributions declared in December and paid in January are taxable in the year they are declared. The Fund will mail you Form 1099-DIV in January indicating the federal tax status of your dividends.

Distributions resulting from the sale of certain foreign currencies and debt securities are taxed as ordinary income gain or loss. If these transactions result in reducing the Fund's net income, a portion of the dividends may be classified as a return of capital (which lowers your tax base). If the Fund pays taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by the Fund.

You may realize a capital gain or loss when you sell or exchange shares.

If you sell or exchange your Fund shares you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold. In January, the Fund will mail you Form 1099-B indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Taxpayer Identification Number, Back-up Withholding

If we do not have your correct Social Security or Corporate Tax Identification Number ("TIN") and a signed certified application or Form W-9, federal law requires the Fund to withhold 31% of your dividends, capital gain distributions, and redemptions. In addition, you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Fund reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

EXHIBIT A

REDUCED SALES CHARGES (CLASS A ONLY)

You may qualify for a reduced sales charge through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge.

Right of Accumulation. The sales charge is calculated by taking into account not only the dollar amount of a new purchase of shares, but also the higher of cost or current value of shares previously purchased in Calvert Group Funds that impose sales charges. This automatically applies to your account for each new purchase.

Letter of Intent. If you plan to purchase $50,000 or more of Fund shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the Statement of Additional Information.

Group Purchases. If you are a member of a qualified group, you may purchase shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the shares you purchase, but also the higher of cost or current value of shares previously purchased and currently held by other members of your group.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable CDI and dealers offering Fund shares to realize economies of scale in distributing such shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or dealers distributing the Fund's shares, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to CDI or dealers, and must seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

Pension plans may not qualify participants for group purchases; however, such plans may qualify for reduced sales charges under a separate provision (see below). Members of a group are not eligible for a Letter of Intent.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k). There is no sales charge on shares purchased for the benefit of a retirement plan under Section 457 of the Internal Revenue Code of 1986, as amended ("Code"), or for a plan qualifying under Section 403(b)(7) of the Code if, at the time of purchase, Calvert Group has been notified in writing that the 403(b)(7) plan has at least 200 eligible employees. Furthermore, there is no sales charge on shares purchased for the benefit of a retirement plan qualifying under Section 401(k) of the Code if, at the time of such purchase, the 401(k) plan administrator has notified Calvert Group in writing that a) its 401(k) plan has at least 200 eligible employees; or b) the cost or current value of shares the plan has in Calvert Group of Funds (except money market funds) is at least $1 million.

Neither the Fund, nor CDI, nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt of such written communication and confirmation by Calvert Group. Plan administrators should send requests for the waiver of sales charges based on the above conditions to:
Calvert Group Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

Other Circumstances. There is no sales charge on shares of any fund (portfolio or series) of the Calvert Group of Funds sold to:
(1) current and retired members of the Board of Trustees/Directors of the Calvert Group of Funds, (and the Advisory Council of the Calvert Social Investment Fund);
(2) directors, officers and employees of the Advisor, Distributor, and their affiliated companies;
(3) directors, officers and registered representatives of brokers distributing the Fund's shares; and immediate family members of persons listed in (1), (2), or (3) above;
(4) dealers, brokers, or registered investment advisors that have entered into an agreement with CDI providing specifically for the use of shares of the Fund (Portfolio or Series) in particular investment programs or products (where such program or product already has a fee charged therein) made available to the clients of such dealer, broker, or registered investment advisor;
(5) trust departments of banks or savings institutions for trust clients of such bank or savings institution; and
(6) purchases placed through a broker maintaining an omnibus account with the Fund (Portfolio or Series) and the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; or (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in Section 401(a) or Section 403(b) of the I.R.C., and "rabbi trusts."

Dividends and Capital Gain Distributions from other Calvert Group Funds. You may prearrange to have your dividends and capital gain distributions from another Calvert Group Fund automatically invested in your account with no additional sales charge.

Reinstatement Privilege. If you redeem Fund shares and then within 30 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. The Fund reserves the right to modify or eliminate this privilege.

================================================================================
To Open an Account:
     800-368-2748                              Prospectus
                                               January 31, 1995
                                               As Revised September 30, 1995

                                               CALVERT WORLD
                                               VALUES FUND, INC.
                                               Global Equity Fund

Performance and Prices:
Calvert Information Network
24 hours, 7 days a week
800-368-2745

Service for Existing Account:
Shareholders             800-368-2745
Brokers                  800-368-2746

TDD for Hearing Impaired:
800-541-1524

Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


Registered, Certified
or Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Table of Contents

Fund Expenses
Financial Highlights
Investment Objective and Policies
Risk Factors
Investment Techniques and Related Risks
Social Screens
Total Return
Management of the Fund
SHAREHOLDER GUIDE:
How to Buy Shares
Net Asset Value
When Your Account Will Be Credited
Exchanges
Other Calvert Group Services
How to Sell Your Shares
Dividends and Taxes
Exhibit A - Reduced Sales Charges


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